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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                         -------------------------------



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 2, 2001



                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           UNIVERSAL COMPRESSION, INC.
     ---------------------------------------------------------------------
           (Exact names of registrants as specified in their charters)

            DELAWARE                               001-15843                            13-3989167
             TEXAS                                 333-48279                            74-1282680
 -------------------------------     ------------------------------------     -------------------------------
  (States or other jurisdictions               (Commission File                         (IRS Employer
       of incorporation)                            Numbers)                           Identification Nos.)



                4440 BRITTMOORE ROAD, HOUSTON, TEXAS                                        77041
---------------------------------------------------------------------         --------------------------------
              (Address of principal executive offices)                                    (Zip Code)


                                 (713) 335-7000
                              -------------------
              (Registrants' telephone number, including area code)




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Item 5.      Other Events

         Definitive Proxy Statement Filed. Universal Compression Holdings, Inc., a Delaware corporation (the "Company"), filed a definitive proxy statement (the "Definitive Proxy Statement") with the Securities and Exchange Commission on January 2, 2001 seeking approval by its shareholders of the issuance of 13,750,000 shares of the Company's common stock, par value $0.01 per share, to WEUS Holding, Inc., pursuant to the Agreement and Plan of Merger dated as of October 23, 2000 by and among the Company, Universal Compression, Inc., a Texas corporation and wholly owned subsidiary of the Company ("UCI"), Weatherford International, Inc., a Delaware corporation ("Weatherford"), WEUS Holding, Inc., a Delaware corporation and wholly owned subsidiary of Weatherford ("WEUS"), and Enterra Compression Company, a Delaware corporation and wholly owned subsidiary of WEUS ("Enterra"), which provides for the merger of Enterra with and into UCI (the "Merger"). The Company is also seeking shareholder approval of an amendment to the Company's Incentive Stock Option Plan that would increase the number of shares available for issuance under the plan by 1,100,000 shares to a total of 3,012,421 shares. The Definitive Proxy Statement is incorporated herein by reference.

         The Merger is subject to various conditions, including the approval by the Company's shareholders of the share issuance, the refinancing of indebtedness, to the extent required, and operating lease arrangements of the Company and Weatherford Global Compression Services, L.P. ("Weatherford Global"), which is discussed below, regulatory approvals and other customary conditions. The waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 expired December 14, 2000. There can be no assurance that the Merger will be consummated, or that any or all of the new indebtedness and operating lease arrangements will be obtained or, if obtained, will be on favorable terms.

         The Definitive Proxy Statement includes certain unaudited pro forma combined condensed financial information and historical financial statements in connection with the proposed Merger. Such pro forma information is based on the Company's and Enterra's historical financial statements and has been prepared to illustrate the effect of the proposed Merger. The unaudited pro forma combined condensed information is provided for informational purposes only and does not purport to represent what the Company's financial position or results of operations would actually have been had the Merger occurred on such dates or to project its results of operations or financial position for any future period.

         Proposed Refinancing of Indebtedness. If the proposed Merger is consummated, the Company will refinance its existing indebtedness, to the extent required, and operating lease arrangements, as well as Weatherford Global's, as described in the Definitive Proxy Statement in the Liquidity and Capital Resources subsection of Management's Discussion and Analysis of Financial Condition and Results of Operations of Universal. The Company issued a press release on January 2, 2001 announcing the commencement of a tender offer with respect to UCI's 9 7/8% Senior Discount Notes due 2008, as well as a consent solicitation seeking to amend the indenture governing these notes to eliminate substantially all the restrictive covenants. The total consideration to be paid for each validly tendered note and properly delivered consent will be equal to approximately 101.5% of the accreted value of the notes plus unpaid interest, the

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payment of which is conditioned upon consummation of the proposed Merger. A copy of the press release, which is incorporated by reference, is filed herewith as Exhibit 99.2.

         Officers of the Company. The Company's employment agreement with Valerie L. Banner, who served as the Company's Senior Vice President and General Counsel, was terminated without cause effective December 8, 2000. Ms. Banner will continue to assist the Company as needed with the proposed new financing arrangements and other legal matters. Mark L. Carlton joined the Company as Senior Vice President and Co-General Counsel in October 2000 and, effective December 8, 2000, became the Company's Senior Vice President and General Counsel.

         The statements contained herein that are not historical are forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties that could cause actual results and events to differ materially from those expressed in the forward-looking statement. Such risks and uncertainties include, but are not limited to, costs and difficulties related to failure of the parties to satisfy closing conditions, the availability of financing for the transactions described above, the integration of acquired businesses, costs, delays, and any other difficulties related to the Merger, future financial and operational results, competition, general economic conditions, ability to manage and continue growth, risks of international operations and other factors detailed in the Company's Definitive Proxy Statement, Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

      Exhibit No.          Description
      -----------          -----------

         23.1 Consent of Deloitte & Touche LLP for Universal Compression Holdings, Inc.

         23.2 Consent of Arthur Andersen LLP for Enterra Compression Company and Weatherford Compression.

         23.3              Consent of KPMG LLP for Global Compression Holdings,
                           Inc.

         99.1 Definitive Proxy Statement of Universal Compression Holdings, Inc. dated December 27, 2000 as filed with the Securities and Exchange Commission (Commission File No. 001-15843) (incorporated herein by reference).

         99.2              Press Release of Universal Compression, Inc. dated
                           January 2, 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                  UNIVERSAL COMPRESSION HOLDINGS, INC.
                                  UNIVERSAL COMPRESSION, INC.
                                  (Registrants)



Date: January 2, 2001             By: /s/ RICHARD W. FITZGERALD
                                     -------------------------------------------
                                      Richard W. FitzGerald
                                      Senior Vice President and Chief Financial
                                       Officer


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                                  EXHIBIT INDEX


      Exhibit No.                            Description
      -----------                            -----------

         23.1 Consent of Deloitte & Touche LLP for Universal Compression Holdings, Inc.

         23.2 Consent of Arthur Andersen LLP for Enterra Compression Company and Weatherford Compression.

         23.3              Consent of KPMG LLP for Global Compression Holdings,
                           Inc.

         99.1 Definitive Proxy Statement of Universal Compression Holdings, Inc. dated December 27, 2000 as filed with the Securities and Exchange Commission (Commission File No. 001-15843) (incorporated herein by reference).

         99.2              Press Release of Universal Compression, Inc. dated
                           January 2, 2001.